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                                                                      Exhibit 21


                              WILLBROS GROUP, INC.

                                                                                     JURISDICTION OF
                              COMPANY NAME                                            INCORPORATION
                                   AND                                                     OR
          NAME UNDER WHICH IT IS DOING BUSINESS (IF APPLICABLE)                       ORGANIZATION
-----------------------------------------------------------------------      -----------------------------

Construcciones Acuaticas Mundiales, S.A.                                                Venezuela
Constructora CAMSA, C.A.                                                                Venezuela
Constructora Laboral Mexicana Universal, S. de R.L. de C.V.                              Mexico
Constructora Willbros de Mexico, S. de R.L. de C.V.                                      Mexico
Constructora Willbros Tecnica Mexicana Universal,
     S. de R.L. de C.V.                                                                  Mexico
Contratistas Transandinos, S.A. d/b/a/ COTRA                                            Colombia
Cruzamientos Direccionales Orizzon, S.A. de C.V.                                         Mexico
"ESCA" Equipment Service Compania Anonima                                               Venezuela
Harwat Financial Services Corporation, N.V.                                       Netherlands Antilles
International Pipeline Equipment, Inc.                                                   Panama
Inversiones CAMSA, C.A.                                                                 Venezuela
Kompaniya Willbros  ZAO                                                                  Russia
Monastere Inc.                                                                        Delaware, USA
Musketeer Oil B.V.                                                                     Netherlands
Osage Oilfield Services, Inc.                                                         Oklahoma, USA
PT Willbros Indonesia                                                                   Indonesia
Petrochem Construction Ltd.                                                              Canada
Pipelines & Logistics, Inc.                                                           Delaware, USA
Pretensado S.A.                                                                         Venezuela
Servicios Petroleros Willbros, S.A. de C.V.                                              Mexico
Shield Constructors, Inc.                                                                Panama
Shield International Engineering, Inc.                                                   Panama
The Oman Construction Company, L.L.C.                                                     Oman
Vessel MWB 403, Inc.                                                                  Delaware, USA
Vintondale Corporation N.V.                                                       Netherlands Antilles
Willbros Alaska, Inc.                                                                 Delaware, USA
Willbros Al-Rushaid Limited                                                           Saudi Arabia
Willbros Andina Pipeline Investments, L.L.C.                                          Delaware, USA
Willbros Asia Pacific, Inc.                                                              Panama
Willbros Azerbaijan Limited                                                          Cayman Islands
Willbros Butler International, Inc.                                                      Panama
Willbros Chile, S.A.                                                                      Chile
Willbros Construction & Engineering - Egypt, LLC                                          Egypt
Willbros Constructors (Cayman) Limited                                               Cayman Islands
Willbros Constructors, Inc.                                                              Panama
Willbros Contracting Limited                                                             Cyprus
Willbros de Mexico, S. de R.L. de C.V.                                                   Mexico
Willbros Energy Services Company                                                      Delaware, USA
Willbros Engineering & Construction Limited                                              Canada
Willbros Engineers, Inc.                                                              Delaware, USA
Willbros Engineers SLC Inc.                                                           Colorado, USA
Willbros Far East, Inc.                                                                  Vanuatu
Willbros Far East (PNG) Ltd                                                         Papua New Guinea
Willbros Far East Sdn. Bhd.                                                             Malaysia
Willbros Financial Services, Inc.                                                        Panama

WILLBROS GROUP, INC.
(Cont'd)

                                                                                     JURISDICTION OF
                              COMPANY NAME                                            INCORPORATION
                                   AND                                                     OR
          NAME UNDER WHICH IT IS DOING BUSINESS (IF APPLICABLE)                       ORGANIZATION
---------------------------------------------------------------------        -----------------------------

Willbros Government Services, Inc.                                                    Delaware, USA
Willbros, Inc.                                                                        Delaware, USA
Willbros Industrial de Mexico, S. de R.L. de C.V.                                        Mexico
Willbros International (Germany) G.m.b.H.                                                Germany
Willbros International, Inc.                                                             Panama
Willbros International Papua New Guinea Limited                                     Papua New Guinea
Willbros International Pty Limited                                                      Australia
Willbros Kuwait Gas & Oil Field Services Co. (w.l.l.)                                    Kuwait
Willbros Latina, S.A.                                                                    Panama
Willbros MSI Canada Inc.                                                                 Canada
Willbros Marine Assets, Inc.                                                             Panama
Willbros Middle East, Inc.                                                               Panama
Willbros Midstream Services, LLC                                                      Delaware, USA
Willbros Mt. West, Inc.                                                               Colorado, USA
Willbros (Nigeria) Limited                                                               Nigeria
Willbros (Offshore) Nigeria Limited                                                      Nigeria
Willbros Operating Services, Inc.                                                     Delaware, USA
Willbros (Overseas) Limited                                                          United Kingdom
Willbros Process Electric and Control, Inc.                                            Oregon, USA
Willbros Project Services, Inc.                                                       Delaware, USA
Willbros RPI, Inc.                                                                    Delaware, USA
Willbros Servicios Obras y Sistemas S.A.                                                 Ecuador
Willbros Suramerica, S.A.                                                                Panama
Willbros Transandina S.A.                                                                Bolivia
Willbros (U.K.) Limited                                                              United Kingdom
Willbros USA, Inc.                                                                    Delaware, USA
Willbros West Africa, Inc.                                                               Panama
Willgrande, L.L.C.                                                                    Oklahoma, USA
Willsip, L.L.C.                                                                       Oklahoma, USA
814965 Alberta Ltd.                                                                      Canada

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